UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2025

AGEAGLE AERIAL SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-36492	88-0422242
(Commission File Number)	(IRS Employer Identification No.)

8201 E. 34th Street N, Suite 1307
Wichita, Kansas	67226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (620) 325-6363

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

On November 5, 2025, AgEagle Aerial Systems Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the investors party thereto (the “Buyers”), pursuant to which, subject to the terms and conditions set forth therein, the Company agreed to issue and sell to the Buyers in a registered direct offering (the “Offering”) an aggregate of up to 100,000 shares of the Company’s Series G Convertible Preferred Stock, $0.001 par value per share (the “Series G Preferred Stock”). Subject to the terms and conditions of the Certificate of Designation of Preferences, Rights and Limitations of the Series G Convertible Preferred Stock (the “Certificate of Designation”), the Series G Preferred Stock is convertible immediately upon issuance, at an initial conversion price equal to $1.23 per share (the “Conversion Price”). The Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment in the event of any issuances of common stock, par value $0.001 per share (“Common Stock”), or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Conversion Price (subject to certain exceptions). The Company agreed to sell, and the Buyers, severally and not jointly, agreed to purchase an aggregate of 12,000 shares of Series G Preferred Stock on the Initial Closing Date (as defined in the Purchase Agreement). Subject to the terms and conditions of the Purchase Agreement, including approval by the Company’s stockholders (the “Stockholder Approval”) with respect to the transactions contemplated by the Purchase Agreement and the Certificate of Designation, including the issuance of all of the shares of the Company’s Common Stock, issuable upon conversion of the shares of the Series G Preferred Stock in accordance with the terms of the Purchase Agreement in excess of 19.99% of the issued and outstanding Common Stock on the date of the Purchase Agreement, the Buyers may elect in their sole discretion to purchase up to a total aggregate of 88,000 additional shares of Series G Preferred Stock in one or more closings (the “Additional Preferred Shares”).Upon each issuance of Additional Preferred Shares, the Conversion Price will be reduced to equal the lower of (i) the Conversion Price on the trading day immediately prior to the issuance of such Additional Preferred Shares, and (ii) 75% of the “Minimum Price” (as defined in Section 713(c) of the NYSE American LLC Company Guide) on the trading day immediately prior to the issuance of such Additional Preferred Shares, provided that, the Conversion Price may not be less than $1.00 (the “Floor Price Condition”); provided further that, the Company may waive, in its sole discretion, the Floor Price Condition.

The Purchase Agreement contains certain representations and warranties, covenants and indemnification provisions customary for similar transactions. The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the applicable parties to the Purchase Agreement and may be subject to limitations agreed upon by the applicable contracting parties. Among other covenants, the Purchase Agreement requires the Company to hold a meeting of its stockholders no later than 75 days following the Initial Closing Date, to seek Stockholder Approval.

The Offering will be made pursuant to a prospectus supplement dated November 5, 2025, and a base prospectus dated September 22, 2025, which is part of a registration statement on Form S-3 (File No. 333-290164) that was filed with the U.S. Securities and Exchange Commission on September 10, 2025, and became effective on September 22, 2025. The Company does not plan to apply to list the Series G Preferred Stock on the NYSE American, any other national securities exchange or any other nationally recognized trading system.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The matters described in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 6, 2025, the Company issued a press release announcing the Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information provided in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for any purpose, nor shall the information or Exhibit 99.1 be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, contained in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements contained in this Current Report on Form 8-K may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “suggest,” “target,” “aim,” “should,” “will,” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict, including risks related to the timing and fulfilment of current and future purchase orders relating to the Company’s products, the success of new programs and software updates, the ability to implement a new strategic plan, the success of a new strategic plan, and the Company’s ability to obtain requisite stockholder approvals. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the risk disclosures in the Annual Report on Form 10-K of the Company for the year ended December 31, 2024, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the Securities and Exchange Commission by the Company. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement, dated November 5, 2025, by and between AgEagle Aerial Systems Inc. and the investors signatory thereto.
99.1	Press Release, dated November 6, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEAGLE AERIAL SYSTEMS INC.

Date: November 6, 2025	By:	/s/ Alison Burgett
Alison Burgett
Chief Financial Officer